CAPITAL SECURITIES	12 Months Ended
Dec. 31, 2022
Share Capital, Reserves And Other Equity Interest [Abstract]
CAPITAL SECURITIES	CAPITAL SECURITIES
The partnership had the following capital securities outstanding as of December 31, 2022 and 2021:

(US$ Millions, except where noted)	Shares outstanding	Cumulative dividend rate	Dec. 31, 2022	Dec. 31, 2021
Operating Partnership Class A Preferred Equity Units:
Series 2	24,000,000	6.50%	$575	$565
Series 3	24,000,000	6.75%	556	546
New LP Preferred Units(1)	19,273,654	6.25%	474	474
BPO Class B Preferred Shares:
Series 1(2)	3,600,000	70% of bank prime	—	—
Series 2(2)	3,000,000	70% of bank prime	—	—
Brookfield Property Split Corp. (“BOP Split”) Senior Preferred Shares:
Series 1	829,334	5.25%	21	21
Series 2	555,146	5.75%	10	11
Series 3	668,228	5.00%	12	15
Series 4	541,892	5.20%	10	12
Rouse Series A Preferred Shares	5,600,000	5.00%	142	142
Brookfield India Real Estate Trust	155,003,656	See footnote (3)	456	440
Capital Securities – Fund Subsidiaries			577	859
Total capital securities			$2,833	$3,085

Current			$600	$61
Non-current			2,233	3,024
Total capital securities			$2,833	$3,085
(1)New LP Preferred Units shares outstanding is presented net of intracompany shares held by Holding LP.
(2)Class B, Series 1 and 2 capital securities - corporate are owned by Brookfield Corporation. BPO has an offsetting loan receivable against these securities earning interest at 95% of bank prime.
(3)The dividend rate pertaining to India REIT is equal to a minimum of 90% of net distributable cash flows.

The capital securities presented above represent interests in the partnership or its subsidiaries that are in legal form equity and are accounted for as liabilities in accordance with IAS 32 - Financial Instruments due to the redemption features of these instruments.

The Class A Preferred Units were issued on December 4, 2014 in three tranches of $600 million each, with an average dividend yield of 6.5% and maturities of seven, ten and twelve years. The Class A Preferred Units were originally exchangeable at the option of the Class A Preferred Unitholder into LP Units at a price of $25.70 per unit. Following the Privatization, the Class A Preferred Units became exchangeable into cash equal to the value of the consideration that would have been received on the Privatization (a combination of cash, BN shares and New LP Preferred Units), based on the value of that consideration on the date of exchange. We also have the option of delivering the actual consideration (a combination of cash, BN shares and New LP Preferred Units). Following the Privatization, Brookfield has agreed with the Class A Preferred Unitholder to grant Brookfield the right to purchase all or any portion of the Class A Preferred Units held by the Class A Preferred Unitholder at maturity, and to grant the Class A Preferred Unitholder the right to sell all or any portion of the Class A Preferred Units held by the Class A Preferred Unitholder at maturity, in each case at a price equal to the issue price for such Class A Preferred Units plus accrued and unpaid distributions. On December 30, 2021, Brookfield acquired the seven-year tranche of Class A Preferred Units, Series 1 units from the holder and exchanged such units for Redemption-Exchange Units. The Class A Preferred Units, Series 1 were subsequently cancelled.

The holders of each series of the BOP Split Senior Preferred Shares are each entitled to receive fixed cumulative preferential cash dividends, if, as and when declared by the Board of Directors of BOP Split. Dividends on each series of the BOP Split Senior Preferred Shares are payable quarterly on the last day of March, June, September and December in each year.

Capital securities includes $474 million at December 31, 2022 (December 31, 2021 - $474 million) of preferred equity interests issued in connection with the Privatization which have been classified as a liability, rather than as a non-controlling interest, due to the fact that the holders of such interests can demand cash payment upon maturity of July 26, 2081, for the liquidation preference of $25.00 per unit and any accumulated unpaid dividends.

Capital securities also includes $142 million at December 31, 2022 (December 31, 2021 - $142 million) of preferred equity interests held by a third party investor in Rouse Properties, L.P. which have been classified as a liability, rather than as a non-
controlling interest, due to the fact that the interests are mandatorily redeemable on or after November 12, 2025 for a set price per unit plus any accrued but unpaid distributions; distributions are capped and accrue regardless of available cash generated.

Capital securities also includes $456 million at December 31, 2022 (December 31, 2021 - $440 million) of preferred equity interests held by third party investors in the India REIT, which have been classified as a liability, rather than as a non-controlling interest, due to the fact BIRET has a contractual obligation to make distributions to unitholders every six months at an amount no less than 90% of net distributable cash flows.

The Capital Securities - Fund Subsidiaries includes $545 million (December 31, 2021 - $810 million) of equity interests in Brookfield DTLA Holdings LLC (“DTLA”) held by co-investors in DTLA which have been classified as a liability, rather than as non-controlling interest, as holders of these interests can cause DTLA to redeem their interests in the fund for cash equivalent to the fair value of the interests on October 15, 2023, and on every fifth anniversary thereafter. Capital Securities – Fund Subsidiaries are measured at FVTPL.

Capital Securities - Fund Subsidiaries also includes $32 million at December 31, 2022 (December 31, 2021 - $49 million) which represents the equity interests held by the partnership’s co-investor in the Brookfield D.C. Office Partners LLC ("D.C. Fund") which have been classified as a liability, rather than as non-controlling interest, due to the fact that on October 31, 2025, and on every second anniversary thereafter, the holders of these interests can redeem their interests in the D.C. Fund for cash equivalent to the fair value of the interests.

Reconciliation of cash flows from financing activities from capital securities is shown in the table below:

				Non-cash changes on capital securities
(US$ Millions)	Dec. 31, 2021	Capital securities issued	Capital securities redeemed	Equity conversion of capital securities	Fair value changes	Other	Dec. 31, 2022
Capital securities	$3,085	$57	$(3)	$—	$(321)	$15	$2,833

Capital securities includes $33 million (December 31, 2021 - $38 million) repayable in Canadian Dollars of C$45 million (December 31, 2021 - C$49 million).